UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Securities Purchase Agreements and Additional Warrants

Effective as of March 31, 2016, the Company executed a Fifth Amendment to Securities Purchase Agreement dated April 22, 2015, and a Fourth Amendment to Securities Purchase Agreement dated May 7, 2015 (collectively, the “March Amendments”), each with certain investors holding the requisite number of conversion shares and warrant shares underlying the notes and warrants issued in April 2015 and May 2015 pursuant to the referenced purchase agreements. The Company previously disclosed the terms of the April 2015 and May 2015 purchase agreements, as amended prior to the March Amendments, and the securities issued pursuant thereto, in its current reports on Form 8-K dated April 23, 2015, May 7, 2015, October 23, 2015, November 24, 2015 and December 30, 2015. The March Amendments (i) remove the requirement that the Company consummate a “Qualified Public Offering”; (ii) extend the deadline for the Company to commence trading on a Qualified Eligible Market (as defined in the March Amendments) to no later than April 14, 2016; provided that if the Company consummates a private offering of its securities resulting in gross proceeds to the Company of at least $3,000,000 after March 31, 2016 and prior to or on April 14, 2016 (a “Qualified Private Offering”), such deadline shall be automatically extended to October 15, 2016; (iii) provide for the issuance of additional five-year warrants (the “Additional Warrants”), exercisable for ten shares of Common Stock per $100 of outstanding principal of the 2015 Notes (defined below) held by each buyer pursuant to the April 2015 and May 2015 Securities Purchase Agreements, each with an exercise price of $5.00 per share, subject to adjustment as set forth within the warrants; and (iv) add an additional covenant on behalf of the Company that, on or prior to April 14, 2016, it will cause its net monthly cash flow directly associated with the Commercial License Agreement, effective as of November 14, 2014, by and among Ener-Core Power, Inc. and Dresser-Rand Company (the “CLA”), taken together with its monthly capital expenditure spending associated with the CLA, and excluding expenditures associated with the Full Scale Acceptance Test requirements defined in the CLA, to be neutral or positive, which may be accomplished by re-negotiation or termination of such CLA.

Amendments to 2015 Notes

Effective as of March 31, 2016, the Company and certain investors holding senior secured notes issued by the Company in April and May 2015 (the “2015 Notes”) executed fourth amendments (the “Notes Amendments”) to such 2015 Notes to (i) provide that the 2015 Notes are convertible into Common Stock from and after the consummation of a Qualified Private Offering at a conversion rate equal to the lowest offering price per share to the public of the Common Stock offered for sale by the Company in a Qualified Private Offering (defined above); (ii) remove certain references to “Qualified Public Offering” or conform them to “Qualified Private Offering”; (iii) provide that, in the event the Company issues or sells any securities for cash (other than certain exempted securities), in addition to any other conversion or other rights set forth in the 2015 Notes, the holder has the right convert some or all of the sum of (x) any portion of the principal amount under a 2015 Note, (y) the accrued and unpaid interest thereon and (z) the accrued and unpaid late charges, if any, with respect to such principal and interest (collectively, the “Conversion Amount”), into the same securities being issued or sold by the Company by using some or all of the Conversion Amount as consideration to purchase such securities at the same purchase price as is used in the Company’s issuance or sale of such securities, provided that such additional right will terminate immediately following the consummation of a sale of equity securities and/or receipt of irrevocable third party grant (sponsored, non-debt) funding, in one or more transactions, that, when aggregated with the gross proceeds of any Qualified Private Offering, results in the Company’s receipt in aggregate of $7,000,000 in gross proceeds (together, a “Further Private Offering”); and (iv) insert a covenant that requires the Company to consummate a Further Private Offering prior to October 15, 2016. Such revisions are also incorporated by reference into each of the Securities Purchase Agreement, dated April 22, 2015 and the Securities Purchase Agreement, dated May 7, 2015, each as amended to date. The Notes Amendments are binding upon all of the issued 2015 Notes pursuant to the terms thereof.

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Amendment to Registration Rights Agreement

Effective as of April 4, 2016, the Company executed an Amendment to Registration Rights Agreement (the “Registration Rights Amendment”) with investors holding the requisite number of registrable securities under that certain Registration Rights Agreement, dated as of December 30, 2015 (the “Registration Rights Agreement”). The Company previously disclosed the terms of the Registration Rights Agreement in its current report on Form 8-K dated December 30, 2015. The Registration Rights Agreement provides that the Company will (i) prepare and file with the Securities and Exchange Commission (the “SEC”) a resale Registration Statement on Form S-1 with respect to certain securities held by parties to the Registration Rights Agreement no later than March 31, 2016 (the “Filing Deadline”); and (ii) use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the “Effectiveness Deadline”, which the Registration Rights Agreement defines as (A) in the event that the Registration Statement is not subject to review by the Staff, the earlier of (x) 130 days after the Closing Date, and (y) five Trading Days following the date on which the staff of the Division of Corporation Finance at the SEC (the “Staff”) notifies the Company that the Registration Statement is not subject to review, and (ii) in the event that the Registration Statement is subject to review by the Staff, the earlier of (x) 170 days after the Closing Date, and (y) five trading days following the date on which the Staff notifies the Company that it has no further comments on the Registration Statement. The Registration Rights Amendment extends each of the Filing Deadline and the Effectiveness Deadline by approximately 30 days.

The forms of March Amendments and form of Registration Rights Amendment are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The form of Additional Warrant and forms of the Notes Amendments are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sale of Equity Securities.

Additional Warrants

As described in Item 1.01 above, on March 31, 2016, in conjunction with the execution of the March Amendments, the Company issued to certain accredited investors, as defined in Rule 501 of Regulation D under the Securities Act, Additional Warrants to purchase an aggregate of 500,000 shares of Common Stock at a purchase price of $5.00 per share.

Additional information regarding the issuance of the Additional Warrants is incorporated herein by reference to “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2016, Eric Helenek notified the Company that he was resigning from the Board of Directors (the “Board”), effective immediately, for personal reasons related to his other professional commitments. Mr. Helenek’s resignation was not due to any matter related to the Company’s operations, policies or practices, Mr. Helenek’s experience while serving on the Board or any disagreement with the Board or management team.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Additional Warrant
4.2	Form of Fourth Amendment to Senior Secured Notes issued in April 2015, effective as of March 31, 2016
4.3	Form of Fourth Amendment to Senior Secured Notes issued in May 2015, effective as of March 31, 2016
10.1	Form of Fifth Amendment to Securities Purchase Agreement dated April 22, 2015, effective as of March 31, 2016
10.2	Form of Fourth Amendment to Securities Purchase Agreement dated May 7, 2015, effective as of March 31, 2016
10.3	Form of Amendment to Registration Rights Agreement, dated December 30, 2015, by and among Ener-Core, Inc. and certain investors set forth therein, effective as of April 4, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: April 5, 2016	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Additional Warrant
4.2	Form of Fourth Amendment to Senior Secured Notes issued in April 2015, effective as of March 31, 2016
4.3	Form of Fourth Amendment to Senior Secured Notes issued in May 2015, effective as of March 31, 2016
10.1	Form of Fifth Amendment to Securities Purchase Agreement dated April 22, 2015, effective as of March 31, 2016
10.2	Form of Fourth Amendment to Securities Purchase Agreement dated May 7, 2015, effective as of March 31, 2016
10.3	Form of Amendment to Registration Rights Agreement, dated December 30, 2015, by and among Ener-Core, Inc. and certain investors set forth therein, effective as of April 4, 2016

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